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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

        Date of report (Date of earliest event reported): July 24, 2007


                      WESTBOROUGH FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        Massachusetts                000-27997               04-3504121
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)        Identification No.)

                   100 E. Main Street, Westborough, MA 01581
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 366-4111

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01 Other Events.

On July 24, 2007, the shareholders of Westborough Financial Services, Inc. (the "Company") approved the Agreement and Plan of Merger, dated as of November 13, 2006, among Assabet Valley Bancorp, HudWest Financial Services, Inc., Hudson Savings Bank and Westborough Bancorp, MHC, the Company and The Westborough Bank (the "Merger Agreement") at the annual meeting of shareholders.

A copy of the press release dated July 24, 2007 announcing shareholder approval of the Merger Agreement is attached as Exhibit 99.1 hereto.

On July 24, 2007, the corporators of Westborough Bancorp, MHC approved the Merger Agreement at the annual meeting of corporators.

A copy of the press release dated July 25, 2007 announcing corporator approval of the Merger Agreement is attached as exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)   The following exhibits are furnished with this report:

      Exhibit No.     Description
      -----------     -----------

      99.1            Press release of Westborough Financial Services, Inc.
                      dated July 24, 2007.

      99.2            Press release of Westborough Bancorp, MHC dated
                      July 25, 2007.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WESTBOROUGH FINANCIAL SERVICES, INC.


                                   By:     /s/ John L. Casagrande
                                           -----------------------------------
                                   Name:   John L. Casagrande
                                   Title:  Senior Vice President and Treasurer

Date: July 25, 2007